                                                                   EXHIBIT 10.22


                       TWENTY-SECOND AMENDMENT AGREEMENT

      TWENTY-SECOND AMENDMENT AGREEMENT dated as of January 31, 1995 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON AND BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

      WHEREAS, the Company has requested that the Agent and the Banks agree to amend certain provisions of the Loan Agreement;

      WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Loan Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      (S)1.  AMENDMENT OF (S)1.1 OF THE LOAN AGREEMENT.  Section 1.1 of the Loan
             -----------------------------------------
Agreement is hereby amended by:

      (a) deleting the definition of "Operating Cash Flow" in its entirety and substituting in lieu thereof the following new definition:

           "Operating Cash Flow.  For any fiscal period, Consolidated Earnings
            -------------------
      Before Interest and Taxes, less the Restructuring Charge, less the
                                 ----                           ----
      Purchased Research and Development Amount, less Software Credits, less
                                                 ----                   ----
      cash taxes, plus depreciation and amortization, less capital expenditures,
                  ----                                ----
      calculated with respect to the Company and its Subsidiaries on a consolidated basis.";

      (b) adding the following new definitions in the order required by alphabetical order:

           "Purchased Research and Development Amount.  That portion of the
            -----------------------------------------
      purchase price for the acquisition by the Company of KnowledgeWare and its Subsidiaries attributable to the value assigned to research and development costs in the Company's consolidated
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                                      -2-


      financial statements for the fiscal quarter ended December 31, 1994, in an aggregate amount not to exceed $70,000,000."; and

           "Restructuring Charge.  Cash and non-cash charges, in an aggregate
            --------------------
      amount not to exceed $30,000,000, with the cash portion thereof not to exceed $20,000,000, incurred by the Company for severance costs, duplicate facilities costs, due diligence costs and the write-off of certain software in connection with the acquisition by the Company of KnowledgeWare and its Subsidiaries."

      (S)2.  AMENDMENT OF (S)9.1 OF THE LOAN AGREEMENT.  Section 9.1 of the Loan
             -----------------------------------------
Agreement is hereby amended by deleting the dollar amount "$15,000,000" in subsection (h) thereof and substituting in lieu thereof the dollar figure "$25,000,000".

      (S)3.  AMENDMENT OF (S)9.8 OF THE LOAN AGREEMENT.  Section 9.8 of the Loan
             -----------------------------------------
Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following new table:

                                                     Maximum
                "Period                         Permissible Amount
                 ------                         ------------------

      October 1, 1994 - September 30, 1995          $35,000,000
      October 1, 1995 - December 31, 1996           $35,000,000"

      (S)4.  AMENDMENT OF (S)9.9 OF THE LOAN AGREEMENT.  Section 9.9 of the Loan
             -----------------------------------------
Agreement is hereby amended by:

     (a)  deleting the word "and" at the end of subsection (g) thereof;
     (b) deleting the period (".") at the end of subsection (h) thereof and substituting in lieu thereof the text "; and"; and
     (c) inserting a new subsection (i) at the end thereof with the following text:

            "(i) Sales or other dispositions of assets by any of the Sterling Companies (i) in an amount not to exceed $1,500,000 in any individual case or $15,000,000 in the aggregate, but solely in the event that such assets do not constitute Collateral or the proceeds thereof; and
          (ii) with the prior written consent of the Agent and the Banks, in the event that such assets constitute Collateral or the proceeds thereof."

      (S)5.  AMENDMENT OF (S)10.1 OF THE LOAN AGREEMENT.  Section 10.1 of the
             ------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new (S)10.1 is hereby substituted in lieu thereof:

           "(S)10.1.  PROFITABILITY.  The Company shall not (a) at the end of
                      -------------
      any two consecutive fiscal quarters, cause or permit (i) Consolidated Net Income minus the Restructuring Charge minus the Purchased Research and
             -----                          -----
      Development Amount or (ii) Consolidated Net Operating Income minus the
                                                                   -----
      Restructuring Charge minus the Purchased
                           -----
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                                      -3-

      Research and Development Amount, in either case, to be less than $1.00 or
      (b) in any fiscal quarter of the Company, incur any loss on (i) Consolidated Net Income minus the Restructuring Charge minus the Purchased
                              -----                          -----
      Research and Development Amount or (ii) Consolidated Net Operating Income minus the Restructuring Charge minus the Purchased Research and
      -----                          -----
      Development Amount, in either case, in excess of $1,000,000."

      (S)6.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be
             ---------------------------
effective as of January 31, 1995 (the "Effective Date") upon the satisfaction of the conditions precedent that, on or before February 8, 1995, the Agent shall have received facsimile copies of original counterparts (to be followed promptly by original counterparts) of this Amendment, executed by each of the Company, the Sterling Subsidiaries, the Banks and the Agent.

      (S)7.  REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each of
             -------------- --- ----------  -- -------  -------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

      (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)6 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

      (S)8.  RATIFICATION ETC.  Except as expressly amended hereby, the Loan
             ------------ ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

               (S)9.  NO IMPLIED WAIVER, ETC.  Except as expressly provided
                      -- ------- ------  ---
     herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent
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                                      -4-

     nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.


      (S)10.  COUNTERPARTS.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      (S)11.  GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
              --------- ---
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).
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                                      -5-

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    Individually and as Agent


                                    By:  /s/  ELIZABETH M. PASSELA
                                       ---------------------------------------
                                       Title: Director

                                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                    By:  /s/  WILLIAM R. LITTLE
                                       ---------------------------------------
                                       Title: Vice President

                                    STERLING SOFTWARE, INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Vice President, Controller

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                                    STERLING SOFTWARE (MIDWEST), INC.
                                    (formerly Creative Data Systems, Inc.)


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE
                                    (NORTHERN AMERICA), INC.
                                    (formerly Directions, Inc.)


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

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                                      -6-

                                    STERLING SOFTWARE
                                    (UNITED STATES), INC.
                                    (formerly Zanthe, Inc. Dylakor, Inc.
                                    and Answer Systems, Inc.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE (AMERICA), INC.
                                    (formerly Ordernet Services, Inc.)


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE (U.S.A.), INC.
                                    (formerly Systems Software Marketing,
                                    Inc. and Software Laboratories, Inc.)


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer


                                    STERLING SOFTWARE (US), INC.
                                    (formerly known as Sterling
                                    Federal Systems, Inc.
                                    and Sterling IMD, Inc.)


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    SYSTEMS CENTER, INC.
                                    (formerly Sterling Software, Inc.
                                    a Wyoming corporation)


                                    By:  /s/  RICHARD CONNELLY
                                       --------------------------------------
                                       Title: Assistant Treasurer
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                                      -7-

                                    STERLING SOFTWARE LEASING COMPANY


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Secretary

                                    STERLING SOFTWARE
                                    INTERNATIONAL, INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING ZEROONE, INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    ZEROONE SYSTEMS, INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE (UNITED STATES
                                    OF AMERICA), INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE
                                    (NORTH AMERICA), INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                    STERLING SOFTWARE
                                    (U.S. OF AMERICA), INC.


                                    By:  /s/  RICHARD CONNELLY
                                       ---------------------------------------
                                       Title: Assistant Treasurer